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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      In connection with the Form 10-KSB of Penthouse International, Inc. (the "Company") for the fiscal year ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
C. Guccione, President and the principal financial and accounting officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2003              /s/ R. Guccione
                               -------------------------------------------------
                               Robert C. Guccione, President
                               (Principal Executive Officer; Principal Financial
                               and Accounting Officer)